EXHIBIT 10.2

                                 LOAN AGREEMENT



                                February 17, 2000


Signal Technology Corporation
222 Rosewood Drive
Danvers, MA 01923

         Attention: George E. Lombard, Chairman and Chief Executive Officer

Dear Sirs:

          This loan  agreement  (the "Loan  Agreement")  describes the terms and conditions under which Signal Technology Corporation ("Signal") is herewith lending to LogiMetrics, Inc. (the "Company") an aggregate of up to $2,000,000 (the "Loan") for working capital and other general corporate purposes. $1,000,000 of the Loan will be advanced upon completion of Signal's due diligence examination of the New York Business (as defined below), subject to the simultaneous closing of the Legacy Loan (as defined below). All other amounts to be advanced under the Loan shall be advanced in accordance with
Schedule II attached to the Promissory Note dated the date hereof by the Company in favor of Signal.

          As a condition to Signal's obligation to make the Loan, on or prior to the date hereof, certain current institutional investors of the Company will lend an aggregate of $1,000,000 to the Company for working capital and other general corporate purposes (the "Legacy Loan"). Approximately $610,000 of the Legacy Loan has been advanced since December 2, 1999. The remaining $390,000 of the Legacy Loan will be advanced as follows: $50,000 on the date Signal advances its first $1,000,000, and thereafter at the rate of $34,000 for every $100,000 Signal advances, at such times as Signal makes such advances.

          To induce Signal to make the Loan, the Company is hereby granting to Signal an exclusive option to purchase all of the assets of the New York Business (as defined below). The option shall be exercisable by Signal solely upon the failure of the Company and Signal, negotiating in good faith, to enter into the definitive agreements referred to in the Letter of Intent (as defined below) by the end of the Exclusivity Period (as defined in the Letter of Intent). The option granted hereby shall expire upon the earlier to occur of (i) thirty (30) days after the payment in full of all amounts owing to Signal under the Promissory Note or (ii) December 31, 2000. The option purchase price is $2,000,000, less (i) the amount of any indebtedness of the Company owed to Signal, which shall be forgiven (except to the extent of the 5% indemnity escrow referred to below), (ii) an amount which, in the aggregate, is equal to the bank

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and other funded indebtedness of the Company assumed by Signal (but Signal would agree to assume other current liabilities incurred in the ordinary course of business). In the event that the number of $2,000,000, less the deductions set forth above, is a number that is less than zero, then the Company shall pay to Signal such amount in order to bring the amount of the calculation to zero, so that Signal's cost does not exceed $2,000,000. The sale of the New York Business will be subject to, among other things, (i) the Company obtaining approval of such sale from its shareholders, and (ii) the negotiation, preparation and execution of an asset purchase agreement and such other relevant documentation governing the terms and conditions of such sale (collectively, the "Definitive Agreements"). For purposes of this letter agreement, the "New York Business" shall mean the business located at 50 Orville Drive, Bohemia, New York 11716. The Definitive Agreements will include, among other things, (a) customary representations and warranties by the Company (which will expire on the first anniversary of the closing (the "Survival Period") except for certain standard exceptions, such as with respect to authority, title, taxes, environmental liabilities, ERISA liabilities and other identified claims and liabilities
(collectively, the "Standard Exceptions")); (b) an escrow to secure the representations, warranties and covenants of the Company until the first anniversary of the closing (although Signal might consider a shorter survival period based on its operation of the New York Business contemplated by the Management Agreement referred to in the Letter of Intent), such escrow to be accomplished by the forgiveness of 95% of the indebtedness outstanding under the Promissory Note; (c) a non-competition agreement by the Company and its senior management and normal and customary indemnification by the Company for any breach of representation or warranty by it, provided that, except for the Standard Exceptions, there will be no such indemnification for claims unless the total exceeds two percent (2%) of the purchase price, and, provided further, that except for the Standard Exceptions, there shall be no indemnification for amounts in excess of five percent (5%) of the purchase price, unless Signal discovers something during its due diligence investigation that causes it to reasonably believe that such amount is inadequate, which indemnity shall be secured by the post-closing escrow of five percent (5%) of the purchase price, as noted above, which shall be released immediately after the Survival Period except for amounts necessary to provide security for claims previously made.

          To induce Signal to make the Loan, the Company and Signal are also entering into a non-binding (except for certain specified provisions) letter of intent of even date herewith (the "Letter of Intent"), which provides for the merger of a wholly-owned subsidiary of Signal into the Company ("the Merger").

          Between now and the closing of the Merger, the Company will conduct its business in the normal and ordinary course. Pending such closing, the Company will provide reasonable access to the Company's and its subsidiaries' books and records to Signal and those of its employees, representatives and advisors who need such access in order to enable Signal to complete its financial and backlog due diligence investigation contemplated above. Signal hereby acknowledges and agrees that any information disclosed to Signal and such employees, representatives and advisors in connection with such access to the Company's and its subsidiaries books and records is subject to the confidentiality provisions contained in Section 8 of the Letter of Intent and the existing Confidentiality Agreement between Signal and the Company dated December 14, 1999.

          Simultaneously herewith, the Company is delivering to Signal (i) a Negotiable Secured Senior Subordinated Promissory Note in the aggregate principal amount of $2,000,000 (the "Note"), substantially in the form of Exhibit A attached hereto, registered in the name of Signal, (ii) an executed counterpart of an Amendment No. 2 to the Second Amended and Restated Security
Agreement, Intercreditor Agreement, Waiver and Consent (the "Security Agreement"), substantially in the form of Exhibit B attached hereto, granting to Signal the security interests in the collateral described therein, (iii) one or more executed Financing Statements on Form UCC-1 or assignments of all existing Financing Statements (the "Financing Statements") evidencing the grant of the security interests pursuant to the Security Agreement, (iv) executed consents from all lenders of the Company whose consent is required in connection with the transactions contemplated hereby, (v) a copy of an executed extension letter from North Fork Bank extending the maturity date of the $1,930,000 Reduced and Extended Revolving Credit Note, dated as of September 1, 1999, to at least [June 30], 2000, and (vi) a secretary's certificate covering such matters as Signal has requested. The Company hereby represents and warrants to Signal on the date hereof that (i) it is duly incorporated, validly existing and in good standing in the jurisdiction of its incorporation, (ii) it owns or holds all material licenses and permits necessary for the conduct of its business as presently conducted, (iii) it has the authority to enter into and perform its obligations under this Agreement, the Note, the Security Agreement and the Financing
Statements, and (iv) each of this Agreement, the Note, the Security Agreement and the Financing Statements (A) has been duly authorized by all necessary corporate action on the part of the Company, (B) has been duly executed and delivered by the Company, and (C) constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          The Company hereby agrees that it shall reimburse Signal for its reasonable out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the negotiation and documentation of the Loan upon presentation of a reasonably detailed invoice specifying the amount of such expenses.

          Together with the Note, the Security Agreement, the Financing Statements and the Letter of Intent, this Loan Agreement comprises the entire agreement among the Company and Signal regarding the subject matter hereof, there being no other written, oral or other agreements or understandings between them with respect to the subject matter hereof or thereof.

          This letter agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This letter agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the choice of law provisions thereof.

          This letter and the terms and provisions hereof will automatically terminate upon the earlier to occur of (i) the closing of the Merger, (ii) the closing of the purchase of the New York Business or (iii) the date which is thirty (30) days after payment in full by the Company to Signal of all amounts owed to Signal hereunder and under the Note. In addition, Signal and the Company may terminate this letter by mutual written consent at any time.


                     [Rest of Page Intentionally Left Blank]

If the foregoing accurately reflects our mutual understanding, please so indicate by executing a counterpart of this letter agreement and returning it to the undersigned.

                                                Very truly yours,

                                                LOGIMETRICS, INC.


                                                 By: /s/Norman M. Phipps
                                                     ___________________________
                                                     Norman M. Phipps, President
                                                     and Chief Operating Officer

ACCEPTED AND AGREED:

SIGNAL TECHNOLOGY CORPORATION


By:  /s/George E. Lombard
     ______________________________
     George E. Lombard, Chairman
     and Chief Executive Officer


Dated:  February 17, 2000

                                                                     Exhibit A

                             Form of Promissory Note

                     NEGOTIABLE SECURED SENIOR SUBORDINATED
                                 PROMISSORY NOTE

$2,000,000                                                  Final Maturity Date:
                                                            December 31, 2000


          FOR VALUE RECEIVED, LogiMetrics, Inc., a Delaware corporation (the "Maker"), hereby promises to pay to the order of Signal Technology Corporation or its successors and assigns (the "Holder"), at its corporate offices at 222 Rosewood Drive, Danvers, MA 01923, or at such other location as the Holder may designate from time to time, the aggregate unpaid amount of all loans (each, a "Loan") made by the holder to the Maker hereunder. Each Loan shall mature and be due and payable, together with all interest accrued thereon, in lawful money of the United States of America on or before December 31, 2000, or on demand under certain circumstances as specified herein.

          The Maker promises to pay interest on the unpaid principal amount of each Loan from the date such Loan is made until its maturity (whether by acceleration or otherwise), at the rate of 10% per annum, such interest to be paid on maturity.

          1. If the Maker fails to pay any amount hereunder when due, interest shall thereafter accrue on such overdue amount at a rate of interest equal to the lesser of: (i) 18% per annum; or (ii) the highest rate permitted by law until paid in full. Interest hereunder shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

          2. The maximum aggregate principal amount of the Loans to be made hereunder shall be $2,000,000. The Holder is authorized to record all Loans evidenced hereby in its records (including, but not limited to, the grid attached hereto as Schedule 1), and such entries shall be conclusive evidence of amounts outstanding hereunder absent manifest error.

          3. On the date hereof, the Holder is advancing to the Maker $1,000,000. The remaining Loans hereunder shall be made in accordance with the loan schedule set forth on Schedule II hereto.

          4. The Maker may prepay any Loan made hereunder at any time, in whole or in part, without premium or penalty. The Maker shall prepay all Loans in full to the Maker within five (5) Business Days after: (i) the consummation of any public or private offering by the Maker of its equity securities or securities convertible into or exchangeable for its equity securities pursuant to which the Maker receives gross proceeds (before the deduction of offering expenses, discounts and commissions) of at least Seven Million Five Hundred Thousand Dollars ($7,500,000); or (ii) the sale or transfer, in a single transaction or in a series of related transactions, of all or substantially all of the Maker's assets, or the merger, consolidation, reorganization or dissolution of the Maker, or the sale, in a single transaction or in a series of related transactions, of a majority of the Maker's voting capital stock (whether newly issued or from treasury, or previously issued and then outstanding, or any combination thereof), in each case other than in a transaction with Signal contemplated by the Letter of Intent (the "Letter of Intent") of even date herewith between Signal and the Company (any of such events, a "Disposal Event"), or the execution by the Maker of any letter of intent or like agreement with respect to the consummation of a Disposal Event. In addition, in the event the Maker executes a letter of intent or like agreement with respect to a Disposal Event that is an Acquisition Transaction (as defined in the Letter of Intent), or with respect to any other Acquisition Transaction, during the period commencing on such date as is 46 days following date of Letter of Intent and continuing through and including such date as is 120 days following date of Letter of Intent, the Maker shall, on the date it prepays all Loans in full in accordance herewith, pay to the Holder a prepayment penalty in the amount of $100,000. As used herein, "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks in New York City are open for the general transaction of business.

          5. At any time while Loans are outstanding hereunder, the Holder shall have the right during normal business hours to examine the books and records of the Maker, to make copies, notes, and abstracts therefrom, to discuss the Maker's affairs with the officers, directors, key employees, and accountants of the Maker and, no more than once, to make or cause an independent examination and/or audit (at its expense) of the books and records of the Maker.

          6. The Maker shall pay to the Holder the reasonable attorneys' fees and disbursements and all other out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note. All payments received shall be applied, first, to the costs of collection, second, to unpaid interest, and third, to principal.

          7. No delay or failure on the part of the Holder in exercising any power, right or remedy hereunder shall operate as a waiver of any such power, right or remedy; nor shall any single or partial exercise of any power, right or remedy preclude any other or further exercise of such power, right or remedy, or the exercise of any other power, right or remedy, and no waiver whatsoever shall be valid unless in writing, signed by the Holder, and then only to the extent expressly set forth therein. No remedy is exclusive of any other remedy and all remedies shall be cumulative to the maximum extent permitted by applicable law. The Maker hereby waives presentment, demand for payment, diligence, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

          8. This Note is one of the Notes referred to in Amendment No. 2 to the Second Amended and Restated Security Agreement, Intercreditor Agreement, Waiver and Consent, dated the date hereof, among the Maker, Cramer Rosenthal McGlynn, LLC, as Agent (the "Agent"), and the other parties thereto (the "Security Agreement") and is secured by the Collateral (as defined in the Security Agreement). The Security Agreement grants the Agent on behalf of the Holder and the other parties thereto certain rights with respect to the Collateral upon certain defaults specified therein and sets forth the related priorities of the Holder and the other parties thereto with regard to such Collateral.

          9.  If  any  of  the  following  events  or  circumstances   (each  an
"Acceleration Event") shall occur:

          (a) the Maker shall fail to pay any amount of principal, interest or other amount (if any) within ten (10) days of the date on which such amount is due and payable hereunder; or

          (b) an Event of Default under the Security Agreement shall have occurred and be continuing or the Maker shall fail to cure any breach of its other covenants, agreements or obligations hereunder within ten (10) days after written notice by the Holder to the Maker specifying such breach; or

          (c) any representation or warranty made by the Maker herein or in the Security Agreement shall have been false in any material respect when made; or

          (d) the Maker shall make an assignment for the benefit of creditors, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Maker or of any substantial part of its assets, or shall commence any case or other proceeding relating to its assets under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, or shall take any corporate action to authorize or in furtherance of any of the foregoing; or any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Maker, and the same shall not have been dismissed within 60 days of the filing or commencement thereof or the Maker shall indicate its approval thereof, consent thereto or acquiescence therein; or a decree or order shall be entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Maker bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief shall be entered in respect of the Maker in an involuntary case under any such bankruptcy or insolvency laws; or

          (e) the Maker shall take any corporate action to liquidate its assets or dissolve, or shall take any corporate action to consolidate or merge with or into any other corporation or business entity unless the Maker shall be the surviving legal entity of such consolidation or merger or the surviving legal entity of such consolidation or merger shall have assumed in full by a written instrument the obligations under and in respect of this Note, other than any such corporate action in connection with the transaction with Signal contemplated by the Letter of Intent; or

          (f) without the prior written consent of the Holder, the Maker shall have incurred indebtedness for borrowed money (other than indebtedness for borrowed money, together with interest thereon, existing on the date hereof) which is or will be senior or pari passu to its indebtedness hereunder, except for indebtedness incurred by the Maker pursuant to the Legacy Loan referred to in the Loan Agreement of even date herewith between the Maker and the Holder (the "Loan Agreement");

then, the Holder at its option at any time thereafter during the continuance of an Acceleration Event may declare the entire and unpaid principal of this Note and all interest, fees and expenses (if any) payable on or in respect of this Note and the obligations evidenced hereby due and payable, and the same shall thereupon forthwith become and be due and payable to the Holder (an "Acceleration") without presentment, demand, protest, notice of protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Maker, provided that in the event of an Acceleration Event under
Section 9(d) hereof all such amounts shall become and be immediately due and payable, and an Acceleration shall be deemed for all purposes hereof to have occurred, automatically and without any requirement of notice from the Holder.

          10. The Maker will not, by amendment of its Charter or through reorganization, consolidation, merger, dissolution, issuance of capital stock or sale of treasury stock (otherwise than upon exercise of conversion rights hereunder) or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the material performance or observance of any of the covenants, stipulations or conditions in this Note to be observed or performed by the

Maker. The Maker will at all times in good faith assist, insofar as it is able, in the carrying out of all of the provisions of this Note in a reasonable manner and in the taking of all other action which may be necessary in order to protect and preserve the rights of the Holder set forth herein.

          11. This Note shall be binding upon the Maker and its successors and assigns. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York pursuant to Section 15-1402 of the General Obligations Law of such state. The Maker irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note. Service of process in connection with any such suit, action or proceeding may be served on the Maker anywhere in the world by any method authorized by law. The Maker irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding. The Maker irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          12. No modification, alteration, waiver or change of any of the provisions hereof shall be effective unless in writing and signed by the Maker and the Holder and, then, only to the extent set forth in such writing.

ATTEST:                                     LOGIMETRICS, INC.



_____________________                       _____________________________
Name:                                        By:     Norman M. Phipps
                                                      Title:  President


Dated:  February 17, 2000

                                   Schedule 1




                                         Date of                 Notation
             Amount of Loan              Advance                  Made By
    ------------------------ ----------------------- ------------------------

    ------------------------ ----------------------- ------------------------
    ------------------------ ----------------------- ------------------------

    ------------------------ ----------------------- ------------------------
    ------------------------ ----------------------- ------------------------

    ------------------------ ----------------------- ------------------------
    ------------------------ ----------------------- ------------------------

    ------------------------ ----------------------- ------------------------
    ------------------------ ----------------------- ------------------------

                                   Schedule II

                                    Exhibit B

             Form of Amendment No. 2 to Second Amended and Restated Security Agreement, Intercreditor Agreement, Waiver and Consent

       AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT,
                  INTERCREDITOR AGREEMENT, WAIVER AND CONSENT


          Amendment No. 2, dated as of February 17, 2000 (this "Amendment") to the Second Amended and Restated Security Agreement, Intercreditor Agreement, Waiver And Consent dated March 7, 1996, as previously amended and restated as of July 29, 1997 and on or about August 31, 1999, and as further amended by Amendment No. 1 thereto, dated as of December 2, 1999 (the "Agreement"), among LOGIMETRICS, INC., a Delaware corporation ("LogiMetrics"), and mmTech, Inc., a New Jersey corporation ("mmTech" and, together with LogiMetrics, the "Borrowers"), Cramer Rosenthal McGlynn, LLC, as Agent (in such capacity, the "Agent") for itself and the other Holders listed on the signature pages hereto, and any other persons becoming Holders from time to time. Pursuant to this Amendment, SIGNAL TECHNOLOGY CORPORATION, a Delaware corporation ("Signal"), is hereby added as a Holder party hereto, as hereinafter set forth, effective as of the Effective Date, as hereinafter defined). Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement.

          WHEREAS the Borrowers are presently indebted to the various Holders in respect of certain Notes, Class A Debentures, Class B Debentures and/or Class C Debentures as defined in, subject to and secured by the Agreement (collectively, the "Junior Indebtedness");

          WHEREAS, in addition, the certain Holders listed on Schedule A hereto have made and, subject to this Amendment and certain related undertakings by the Borrowers and Signal, intend to make additional loans from to time in the aggregate principal amount of $1,000,000 (the "Legacy Loans", which are the same as the "New Loans" as defined in Amendment No. 1 to the Agreement), in the principal amounts set forth opposite each Holders name on such Schedule A, each Legacy Loan being or to be evidenced by a Supplemental Negotiable Secured Senior Subordinated Promissory Note substantially in the form attached hereto as Exhibit A (the "Legacy Notes", which are the same as the "New Notes" as defined in Amendment No. 1 to the Agreement) and secured by and subject to the terms of the Agreement;

          WHEREAS, simultaneously herewith, the LogiMetrics and Signal are entering into (i) a Letter of Intent (the "Signal Letter of Intent") pursuant to which the parties intend to consummate a reverse merger of LogiMetrics into a wholly-owned subsidiary of Signal, (ii) a Loan Agreement (the "Signal Loan Agreement") pursuant to which Signal will make loans to LogiMetrics up to the aggregate principal amount of $2,000,000 (the "Signal Loans"), $1,000,000 of which is to be advanced on or about the date hereof and the remainder is to be advanced from time to time thereafter, pursuant to and evidenced by a single Negotiable Secured Senior Subordinated Promissory Note in the aggregate principal amount of $2,000,000, substantially in the form attached hereto as Exhibit B (the "Signal Note"), with such Signal Loans and Signal Note to be secured by the Agreement (as hereby amended) on terms senior to the Junior Indebtedness and to the rights, preferences and priorities as are accorded to any of the Junior Indebtedness under the Agreement, pari passu and pro rata with the Legacy Loans and to the rights, preferences and priorities as are accorded to the Legacy Loans under the Agreement, and junior to any amounts now or hereafter owing to the Agent, solely in its capacity as Agent and not as a Holder, and to the rights, preferences and priorities as are accorded to such indebtedness under the Agreement, and (iii) a Management Agreement (the "Signal Management Agreement") pursuant to which Signal will immediately assume management of substantially all of the business assets of LogiMetrics located in Bohemia, New York (as set forth in the Signal Management Agreement, the "New York Business Assets") and will relocate the New York Business Assets to Florida, and Signal shall have rights under the Signal Management Agreement and the Signal Loan Agreement to acquire the New York Business Assets under certain circumstances if the above-referenced reverse merger is not consummated;

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to (i) waive all existing Events of Default under the Junior Indebtedness and the Legacy Loans, (ii) consent to the Signal Loans and the Signal Note, and agree that the Signal Loans and the Signal Notes shall be subject to and secured by the Agreement (as amended hereby) on terms senior to the Junior Indebtedness and to the rights, preferences and priorities as are accorded to any of the Junior Indebtedness under the Agreement, pari passu and pro rata with the Legacy Loans and to the rights, preferences and priorities as are accorded to the Legacy Loans under the Agreement, and junior to any amounts now or hereafter owing to the Agent, solely in its capacity as Agent and not as a Holder, and to the rights, preferences and priorities as are accorded to the such indebtedness under the Agreement, (iii) consent to the Signal Management Agreement, including, without limitation, the provisions therein (or in the Signal Loan Agreement) for the management, relocation and acquisition by Signal of the New York Business Assets and, in connection therewith, agree to release the Agent's lien and security interest in the New York Business Asset in the event that Signal acquires the same pursuant to such provisions; and

          WHEREAS the parties hereto wish to memorialize such waivers, consents and agreements by this Amendment,

          NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereof, each of the parties hereto, effective as of the Effective Date (defined below), hereby:

          1. Waives all existing Events of Default under the Junior Indebtedness and the Legacy Loans, including any occasioned by the entry by LogiMetrics into the Signal Letter of Intent, the Signal Loan Agreement, the Signal Note and the Signal Management Agreement, and the other documents referred to therein to be entered into simultaneously therewith (the "Signal Transaction Documents");

          2. Gives its consent to the Signal Loans to be issued pursuant to the Signal Loan Agreement and to be evidenced by the Signal Note, provided that Signal does becomes, and by its signature below Signal hereby agrees to and does become, a party to the Agreement as a Holder with respect to the Signal Loans and accepts and agrees to be bound by all of the terms and conditions of the Agreement (as amended hereby) and, without limiting the foregoing, hereby unconditionally appoints the Agent as its agent under and pursuant to the terms of the Agreement for all purposes of thereof;

          3. Agrees that the Signal Loans and the Signal Note shall hereafter be and shall be deemed to be subject to and secured by the Agreement, and with respect to the Collateral shall rank (a) senior to all of the Junior Indebtedness and to the rights, preferences and priorities as are accorded to any of the Junior Indebtedness under the Agreement, (b) pari passu and pro rata with the Legacy Loans and to the rights, preferences and priorities as are accorded to any of the Legacy Loans under the Agreement, and (c) junior and subject to any amounts now or hereafter owing by the Borrowers or any of them to the Agent under the Agreement, solely in its capacity as Agent under the Agreement and not as a Holder, and to the rights, preferences and priorities as are accorded to such indebtedness under the Agreement ;

          4. Gives its consent to management by Signal of the New York Business Assets, the relocation by Signal of the New York Business Assets to Florida, and the acquisition by signal of the New York Business Assets, all pursuant to the terms of the Signal Management Agreement and/or the Signal Loan Agreement, and hereby further agrees that the lien and security interest in the New York Business Assets arising under the Agreement shall be and be deemed released without further action upon the acquisition by Signal of the New York Business Assets in accordance with the terms of the Signal Management Agreement or the Signal Loan Agreement, provided that, until such time as Signal actually acquires title to the New York Business Assets pursuant to the terms of the Signal Management Agreement or the Signal Loan Agreement, LogiMetrics and Signal shall take all actions necessary or reasonably requested by the Agent to ensure the continued perfection at all times of the lien and security interest of the Agent in the New York Business Assets, including the execution and filing of appropriate UCC financing statements in Florida and the separate identification and non-commingling with Signal's own assets of the New York Business Assets, and (subject to Signal's rights under the Signal Management Agreement and Signal Loan Agreement) Signal hereby agrees to hold and manage the New York Business Assets in trust for the Agent and the Holders, and

          5. Agrees that the Agreement is hereby amended to reflect the waivers, consents and agreements set forth herein above, and that any conflicting provisions of the Agreement are hereby superseded, but, solely to the extent necessary to give effect to this Amendment, and without limiting the generality of this Section 3, the following provisions shall be amended as follows:

               (a) All references in the Agreement to the term "Agreement" shall mean the Agreement as amended and supplemented through the date hereof, including as amended and supplemented hereby, as the same may hereafter be further amended, supplemented or otherwise modified in accordance with its terms;

               (b) All references in the Agreement to the words "Loans" and "Notes" shall mean, respectively, only the Loans and Notes other than the Legacy Loans and Legacy Notes, and the all references in the Agreement (by virtue of Amendment No. 1 thereto) to the words "New Loans" and "New Notes" shall mean, respectively, only the Legacy Loans and Legacy Notes, and the parties further agree that, notwithstanding the statement in any Legacy Note to the effect that such note is a "Note" or "New Note" referenced in the Agreement or any amendment thereto, such Legacy Note is and shall be deemed a Legacy Note (and not a "Note") under and for all purposes of the Agreement;

               (c) All references in the Agreement to the term "Holders" shall include, in addition and not in limitation, Signal, the registered holders from time to time of the Notes, and the registered holders from time to time of the Legacy Notes;

               (d) All references in the Agreement to the term "Loan Documents" shall include, in addition and not in limitation, the Signal Loan Agreement, the Signal Note, the Notes and the Legacy Notes;

               (e) All references in the Agreement to the term "Special Majority" shall include, in addition and not in limitation, Signal, the Majority Note Holders and the Majority Legacy Note Holders;

               (f) "Majority Note Holders" shall mean the registered holders of at least a majority in aggregate principal amount of the Notes outstanding at the time of determination;

               (g) "Majority Legacy Note Holders" shall mean the registered holders of at least a majority in aggregate principal amount of the Legacy Notes outstanding at the time of determination;

               (h) Schedule 3(b) is deleted and replaced with Schedule 3(b) attached hereto;

               (i) Signal and the Majority Legacy Note Holders shall be included in Section 4 as additional parties that are permitted to give direction to the Agent following the occurrence of an event of default;

               (h) "Event of Default" shall mean any event of default referred to in Paragraph 5 of the Agreement and, unless the context clearly indicates otherwise, each use of the term "event of default" in the Agreement (including this Amendment) shall mean (i) if referring to an event of default under the Agreement, an Event of Default and, (ii) if referring to an event of default under any other agreement or instrument, an Event of Default, event of default or such other term of similar import used in such agreement or instrument to denote an event giving rise to a right to accelerate or foreclose with or without notice;

               (i) Signal and the Majority Legacy Note Holders shall be included in Section 6 as additional parties that are permitted to give direction to the Agent upon the occurrence of any Event of Default other than an Event of Default relating to the bankruptcy or insolvency of any Borrower, and as additional parties that may direct the Agent to exercise the rights and remedies granted under the Agreement;

               (j) Signal and the Majority  Legacy  Holders shall be included in
     Section 6(c) as additional parties that are permitted to set off and apply for the payment of any or all of the Obligations for the ratable benefit of the Holders;

               (k) With respect to Section 8:

                    (i) New "second" and "third" clauses are hereby added, to read as follows:

                              "second,  to  the  ratable payment of accrued  but
                         unpaid interest (including post-petition interest) and fees constituting Obligations pursuant to the Signal Note and the Legacy Loans;

                              third,  to the ratable payment of unpaid principal
                         of the Signal Note and the Legacy Loans";

                    (ii) clauses "second" through "tenth" are hereby renumbered clause "fourth" through "twelfth", respectively; and

                    (iii) as so renumbered, new clauses "fourth" and "fifth" shall refer solely to interest, fees and principal pursuant to the Notes (and not pursuant to the Legacy Notes); and

               (l) Signal and the Majority legacy Note Holders shall be included in Section 9.1 as additional parties are permitted to instruct the Agent to take any action to foreclose or otherwise realize on the Collateral; and

          6. Agrees that, as amended hereby, the Agreement is hereby affirmed or reaffirmed and ratified by all signatories hereto and shall remain in full force and effect and, without limiting the generality of the foregoing, each of the Borrowers hereby affirms or reaffirms, ratifies and hereby grants anew to the Agent, for the ratable benefit of the Agent and the Holders, the security interest set forth in the Agreement to secure all of the Junior Indebtedness, the Legacy Loans, the Signal Loans and any amounts now or hereafter owing by the Borrowers, or any of them, to the Agent in its capacity as Agent under the Agreement, all in accordance with and subject to the terms of the Agreement as amended hereby, and each of the signatories hereby affirms or reaffirms, ratifies and hereby renews its agreement to be bound by all terms and conditions of the Agreement (as amended hereby), including, without limitation, the relative rights, preferences and priorities afforded by the Agreement to each of them, and each of the Holders hereby affirms or reaffirms, ratifies and hereby authorizes anew Cramer, Rosenthal, McGlynn, LLC as its Agent under the Agreement, for all purposes thereof and entitled to all the rights and benefits accorded to the Agent thereunder.

          THE BORROWERS AND SIGNAL hereby further covenant and agree, until such time as Signal may have exercised its right under the Signal Management Agreement or the Signal Loan Agreement to acquire the New York Business Assets, to take all necessary or prudent actions as the Agent may request to ensure the continued perfection of the security interest granted under the Agreement in and to all assets of either Borrower that may be relocated to Florida or elsewhere pursuant to the Signal Transaction Documents, including the identification of all locations where assets and/or books and records may be kept, the filing of additional UCC financing statements and, to the extent practicable, separately identifying and/or tracking the assets of the Borrowers from those of Signal, and not commingling the same, and (subject to its rights under the Signal Management Agreement and Signal Loan Agreement) Signal shall hold and manage the same in trust for the Agent and the Holders.

          THE BORROWERS AND THE AGENT hereby covenant and agree, upon the due exercise of Signal's right under the Signal Management Agreement or the Signal Loan Agreement to acquire the New York Business Assets, to take all necessary or prudent actions as Signal may request to release and record the release of the security interest granted under the Agreement in and to the New York Business Assets, including the delivery of executed UCC termination statements prepared by Signal.

          This Amendment shall become effective upon the date (the "Effective Date") that each of the following conditions precedent shall be true:

               (a) Agent shall have received a counterpart hereof duly executed and delivered by each intended party hereto;

               (b) Agent shall have received a copy of each of the Signal Transaction Documents, each in form and substance satisfactory to the Agent, as duly executed and delivered by each of the intended parties thereto;

               (c) Agent shall have received a copy of each of the Legacy Notes to be outstanding after giving effect to the Legacy Loans to be outstanding as of the Effective Date hereof, each as duly executed and delivered to the Holders of the Legacy Notes, and

               (d) Agent shall have received a copy of a consent, waiver and extension, in form and substance satisfactory to the Agent, duly executed and delivered by North Fork Bank, (i) consenting to the Signal Transaction Documents and the transactions contemplated thereunder; (ii) waiving any existing default or Event of Default, including any occasioned by the entry into this Amendment or the Signal Documents and the consummation of the transactions contemplated thereunder, and (iii) extending to not sooner than June 30, 2000, the maturity date of, and the requirement of any principal payment under, the North Fork Bank facility (together with evidence satisfactory to the Agent that all conditions to the effectiveness thereof shall have been satisfied; and

         This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the date first written above.


                                          LOGIMETRICS, INC.



                                          By:
                                               _________________________________
                                               Name:  Norman M. Phipps
                                               Title: President and Chief
                                                      Operating Officer


                                          MMTECH, INC.



                                          By:  _________________________
                                               Name:
                                               Title:


                                          CRAMER ROSENTHAL McGLYNN, LLC,
                                                  as Agent



                                          By:
                                             ___________________________________
                                             Name: Sam Beritela
                                             Title: Vice President and Chief
                                                    Financial Officer

                                          CRAMER ROSENTHAL McGLYNN, INC.,



                                          By:
                                               _________________________________
                                               Name: Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          L.A.D. EQUITY PARTNERS, L.P.

                                          By:  Flint Investments, Inc.
                                               Its General Partner



                                          By:
                                               _________________________________
                                               Name: Arthur J. Pergament
                                               Title: Vice President

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291



                                          ______________________________________
                                          Gerald B. Cramer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          ___________________________________
                                          Edward J. Rosenthal Profit Sharing
                                          Plan and Trust

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          CRM 1997 ENTERPRISE FUND, LLC

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Its Managing Member



                                          By:
                                               _________________________________
                                               Name: Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          CRM PARTNERS, L.P.

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Its General Partner



                                          By:
                                               _________________________________
                                               Name: Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          CRM RETIREMENT PARTNERS, L.P.

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Its General Partner



                                          By:
                                               _________________________________
                                               Name: Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          CRM MADISON PARTNERS, L.P.

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Its General Partner



                                          By:
                                               _________________________________
                                               Name: Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          CRM U.S. VALUE FUND, LTD.

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Its General Partner



                                          By:
                                               _________________________________
                                               Name: Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          EURYCLEIA PARTNERS, L.P.

                                          By:  Marchessini & Dernisch, L.L.C.,
                                               Its General Partner


                                          By:
                                               _________________________________
                                               Name: Rona Trokie
                                               Title: Vice President

                                          745 Fifth Avenue, Suite 1400
                                          New York, New York 10151
                                          Tel:  (212) 752-4300
                                          Fax:  (212) 752-4309

                                          A.C. ISRAEL ENTERPRISES, INC.



                                          By:
                                               _________________________________
                                               Name:  Jay Howard
                                               Title:

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          CRM-EFO PARTNERS, L.P.

                                          By:  CRM-EFO Investments, LLC,
                                               Its General Partner

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Its Managing Member



                                          By:
                                               _________________________________
                                               Name:  Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291



                                          ______________________________________
                                          Richard S. Fuld, Jr.

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Attorney-in-Fact



                                          By:
                                               _________________________________
                                               Name:  Sam Beritela
                                               Title: Vice President  and  Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          PAMELA EQUITIES CORP.



                                          By:  _________________________________
                                               Name:
                                               Title:

                                         3 New York Plaza
                                         18th Floor
                                         New York, New York 10004
                                         Tel:  (212) 837-4829
                                         Fax:  (212) 837-4938

                                         WHITEHALL PROPERTIES, LLC



                                         By:  ________________________
                                              Name:
                                              Title: Manager

                                         3 New York Plaza
                                         18th Floor
                                         New York, New York 10004
                                         Tel:  (212) 837-4829
                                         Fax:  (212) 837-4938


                                         KABUKI PARTNERS ADP, GP



                                         By:  ________________________
                                              Name:
                                              Title:  General Partner

                                         3 New York Plaza
                                         18th Floor
                                         New York, New York 10004
                                         Tel:  (212) 837-4829
                                         Fax:  (212) 837-4938

                                         MBF BROADBAND SYSTEMS, L.P.

                                         By:  MBF Broadband Systems, Inc.,
                                              Its General Partner

                                         By:
                                              __________________________________
                                              Name:  Mark B. Fisher
                                              Title:  President

                                         12 East 49th Street
                                         35th Floor
                                         New York, New York 10017
                                         Telephone:  (212) 339-2861
                                         Facsimile:  (212) 339-2834




                                          ______________________________________
                                          Mark B. Fisher

                                          12 East 49th Street
                                          35th Floor
                                          New York, New York 10017
                                          Telephone:  (212) 339-2861
                                          Facsimile:  (212) 339-2834

                                          McGLYNN FAMILY PARTNERSHIP



                                          By:
                                               _________________________________
                                               Name:  Ronald H. McGlynn
                                               Title:  General Partner

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          ______________________________________
                                          Fred M. Filoon

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291




                                          ______________________________________
                                          Eugene A. Trainor, III

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          CERBERUS PARTNERS, L.P.

                                          By:  Cerberus Associates, L.L.C.,
                                               Its General Partner

                                          By:
                                               _________________________________
                                               Name:  Stephen Feinberg
                                               Title:  Managing Member

                                          450 Park Avenue
                                          28th Floor
                                          New York, New York 10022
                                          Telephone:  (212) 891-2100
                                          Facsimile:  (212) 421-2947

                                          ______________________________________
                                          Steven Dinetz

                                          1034 Skyland Drive
                                          Zephyr Cove, Nevada 89448
                                          Tel:  (702) 588-0343
                                          Fax:  (702) 588-1433

                                          CRM 1998 ENTERPRISE FUND, LLC

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Its Managing Member



                                          By:
                                               _________________________________
                                               Name: Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291




                                          ______________________________________
                                          Charles S. Brand

                                          611 Industrial Way West
                                          Eatontown, New Jersey 07724
                                          Tel:  (732) 935-0853
                                          Fax:(732) 935-7151

                                          ______________________________________
                                          Gregory Manocherian

                                          135 Central Park West, Tower Southeast
                                          New York, New York 10023
                                          Tel:  (212) 799-3500
                                          Fax:  (212) 873-2877




                                          SIGNAL TECHNOLOGY CORPORATION



                                          By:___________________________________
                                                 [Authorized Signatory]


                                   Schedule A


---------------------------------------------- ------------------------------------ ------------------------------
         Legacy Note Holder                            Existing Legacy Notes                New Legacy Notes

---------------------------------------------- ------------------------------------ ------------------------------
Pamela Equities Corp.
---------------------------------------------- ------------------------------------ ------------------------------
A.C. Israel Enterprises, Inc.
---------------------------------------------- ------------------------------------ ------------------------------
Gerald B. Cramer
---------------------------------------------- ------------------------------------ ------------------------------
CRM 1997 Enterprise Fund, LLC
---------------------------------------------- ------------------------------------ ------------------------------
Whitehall Properties, LLC
---------------------------------------------- ------------------------------------ ------------------------------
CRM Partners, L.P.
---------------------------------------------- ------------------------------------ ------------------------------
CRM Retirement Partners, L.P.
---------------------------------------------- ------------------------------------ ------------------------------
CRM Madison Partners, L.P.
---------------------------------------------- ------------------------------------ ------------------------------
L.A.D. Equity Partners, L.P.
---------------------------------------------- ------------------------------------ ------------------------------
CRM-EFO Partners, L.P.
---------------------------------------------- ------------------------------------ ------------------------------
Gregory Manocherian
---------------------------------------------- ------------------------------------ ------------------------------
CRM U.S. Value Fund, Ltd.
---------------------------------------------- ------------------------------------ ------------------------------
Edward J. Rosenthal, Keogh
---------------------------------------------- ------------------------------------ ------------------------------
Fred M. Filoon
---------------------------------------------- ------------------------------------ ------------------------------
McGlynn Family Partnership, L.P.
---------------------------------------------- ------------------------------------ ------------------------------
Eugene A. Trainor, III
---------------------------------------------- ------------------------------------ ------------------------------
Cereberus Partners, L.P.
---------------------------------------------- ------------------------------------ ------------------------------
TOTAL                                                       $320,000                          $680,000
---------------------------------------------- ------------------------------------ ------------------------------

                                    EXHIBIT A



                                     FORM OF
                         SUPPLEMENTAL NEGOTIABLE SECURED
                       SENIOR SUBORDINATED PROMISSORY NOTE



$_____________
                                                           Final Maturity Date:
                                                                  ________, 2000


FOR VALUE RECEIVED, LogiMetrics, Inc., a Delaware corporation, and mmTech, Inc., a New Jersey corporation (collectively, the "Makers"), hereby jointly and severally promise to pay to the order of _____________, or its successors and assigns (the "Holder"), at ______________ or at such other location as the Holder may designate from time to time, the sum of ________________________ Dollars ($___________), or such lesser amount as may be advanced hereunder, together with interest thereon at the rate of 13% per annum, in lawful money of the United States of America on or before June 2, 2000, or on demand at any time upon or during the continuance of an Event of Default as defined in the Security Agreement (as defined below), with or without demand as provided in the Security Agreement. The obligations of the Makers are joint and several and the Holder may proceed to collect the full amount owed hereunder from either Maker whether or not proceeding against the other.

          If the Holder fails to pay any amount hereunder when due, interest shall thereafter accrue on such overdue amount at the rate of 16% per annum until paid in full. Interest hereunder shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

          The Makers may prepay this Note at any time, in whole or in part, without premium or penalty. The Makers shall prepay this Note in full within five (5) Business Days after the consummation of (i) any public or private sale by either Maker of its debt or equity securities or securities convertible into or exchangeable for its debt or equity securities, (ii) any permanent loan or other credit facility obtained by either Maker from a bank or other financial institution, or (iii) any sale by either Maker of all or substantially all of its assets to a third party which results, in each such case, in net proceeds to the Makers (after all related fees and expenses) of at least Three Million Dollars ($3,000,000). As used herein, "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks in New York City are open for the general transaction of business.

          The Makers shall pay to the Holder the reasonable attorneys' fees and disbursements and all other out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note. All payments received shall be applied, first, to the costs of collection, second, to unpaid interest, and third, to principal.

          No delay or failure on the part of the Holder in exercising any power, right or remedy hereunder shall operate as a waiver of any such power, right or remedy; nor shall any single or partial exercise of any power, right or remedy preclude any other or further exercise of such power, right or remedy, or the exercise of any other power, right or remedy, and no waiver whatsoever shall be valid unless in writing, signed by the Holder, and then only to the extent expressly set forth therein. No remedy is exclusive of any other remedy and all remedies shall be cumulative to the maximum extent permitted by applicable law. Each Maker hereby waives presentment, demand for payment, diligence, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

          This Note is one of the Legacy Notes referred to in Amendment No. 2, dated on or about the date hereof, to the Second Amended and Restated Security Agreement, Intercreditor Agreement, Waiver and Consent, dated on or about August 31, 1999 and as further amended by Amendment No. 1 thereto, dated as of December 2, 1999, among the Makers, Cramer Rosenthal McGlynn, LLC, as Agent (the "Agent"), and the other parties thereto, (as amended by such Amendment No. 2, the "Security Agreement") and is secured by the Collateral (as defined in the Security Agreement). The Security Agreement grants the Agent on behalf of the Holder and the other parties thereto certain rights with respect to the Collateral upon certain defaults specified therein and sets forth the related priorities of the Holder and the other parties thereto with regard to such Collateral.

          This Note shall be binding upon each Maker and its successors and assigns. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York pursuant to Section 15-1402 of the General Obligations Law of such state. Each Maker irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note. Service of process in connection with any such suit, action or proceeding may be served on the Makers anywhere in the world by any method authorized by law. Each Maker irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each Maker irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          No modification, alteration, waiver or change of any of the provisions hereof shall be effective unless in writing and signed by each Maker and the Holder and, then, only to the extent set forth in such writing.

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

ATTEST:                                     LOGIMETRICS, INC.



_____________________                       ____________________________________
Name:                                       By: Norman M. Phipps
                                            Title: President


ATTEST:                                     MMTECH, INC.



_____________________                       _____________________________
Name:                                       By: Norman M. Phipps
                                            Title: Assistant Secretary

Dated: _____, 2000